UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Michael F. Balboa

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	1-800-453-4392

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

ANNUAL REPORT
December 31, 2022

VALUE FUND
Investor Share Class and Institutional Share Class

DIVIDEND FOCUS FUND
Investor Share Class

SMALL CAP FUND
Investor Share Class and Institutional Share Class

TABLE OF CONTENTS

FAM VALUE FUND
Letter to Shareholders	1
Portfolio Data	9
Schedule of Investments	10
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	12
Portfolio Data	19
Schedule of Investments	20
FAM SMALL CAP FUND
Letter to Shareholders	22
Portfolio Data	30
Schedule of Investments	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Notes to Financial Statements	38
Expense Data	52
Information About Trustees and Officers	54
Supplemental Information	56
Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds	57
Privacy Policy	62

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

FAM VALUE FUND (Unaudited)

Letter to Shareholders

December 31, 2022

Dear Fellow Value Fund Shareholder,

There were few places to hide from falling prices in U.S. financial markets in 2022. The S&P 500 Index, a measure of the largest U.S. publicly traded companies, returned -18.11%, its worst showing since 2008 and third worst in the past 40 years. The Nasdaq Composite, which is heavily weighted toward technology companies, fell -32.54%. Most other broad stock indices declined as well. Bonds also fared poorly as yields rose and prices dropped. The Bloomberg Aggregate Index, the broadest measure of U.S. investment grade fixed income securities (government, agency, and corporate), fell -13.01%, its worst performance since the index was created in 1976.1

There are several reasons for the 2022 decline in equity prices. A significant factor was the Federal Reserve’s rapid raising of interest rates (in response to high and persistent inflation). Because inflation is largely a problem of demand outstripping supply, one way to fight inflation is to reduce demand by making it more costly to consume goods or services. If the Fed accomplishes its goals, sales growth at American businesses will slow. In addition, higher interest rates will increase borrowing costs for indebted companies. These will likely be a one -two punch on earnings for many firms. Lastly, higher rates reduce the amount investors are willing to pay for a share of stock. If an investor can get more yield on a bond today than yesterday, they would require a higher return (in the form of a lower price) for stock today than yesterday since stocks and bonds are competing for their investing dollar.

Another factor was that stocks began the year at relatively high valuations. It may be hard to remember in a year like this, but stocks had a remarkable run in the preceding three years with the S&P 500 returning 31.2%, 18.0%, and 28.5% in 2019, 2020, and 2021, respectively. Including 2022, the S&P’s compounded average annual return was nearly 19% over four years. This is in the context of a return of 9.80% over the past 20 years.2 One of the several reasons for optimism is that valuations for many businesses have become much more reasonable and expected returns from here have improved.

Within this environment, the FAM Value Fund (FAMVX) outperformed its benchmark, returning -14.12% versus the Russell Midcap Index’s -17.32%.3 The Value Fund tends to outperform in down markets and this year was no exception. The reasons for this tendency are rooted in the foundations of our investment philosophy: paying reasonable prices for what we believe are high-quality businesses with strong balance sheets and skilled management teams. Down markets often precede or coincide with economic volatility or uncertainty (as was the case this year). High-quality enterprises often defend (or even improve) their earnings power better than low-quality businesses. Stronger balance sheets mean our companies face less earnings volatility — or even existential uncertainty — than highly levered operations. Strong, proven management teams are often able to adroitly allocate capital to strengthen competitive positions. And being mindful of valuations typically means less room for prices to fall. Looking back, we saw many instances of these factors in play. Of course, we couldn’t fully escape the headwinds, but we were very pleased with how our holdings’ management teams performed faced with these challenges.

Contributors & Detractors

Our top three contributors to performance in 2022 were EOG Resources (EOG), AutoZone (AZO), and Progressive Insurance (PGR).

[1]	FactSet as of 12/31/2022

[2]	FactSet as of 12/31/2022

[3]	FactSet as of 12/31/2022

FAM VALUE FUND (Unaudited)

●	EOG is one of the largest and best-run oil producers in the country in our view. Out of the 11 economic sectors, energy was one of only two that was up in 2022 due largely to higher global energy prices as a result of Russia’s invasion of Ukraine. In addition, EOG continued to reduce its costs and improve productivity so that it could return more cash to shareholders, which management did with a special dividend.

●	While best known for its stores, one-third of AutoZone’s sales “goes out the back door” in a delivery truck to local garages and service stations. This part of their business benefited from the inventory shortage of new cars and higher interest rates causing fewer used car sales. Both dynamics are causing people to keep their cars longer. Older and/or higher-mileage cars require more maintenance which means more parts sold by AutoZone.

●	Progressive is one of the largest auto insurers in the United States. In addition to personal auto, Progressive has growing businesses in commercial transportation, homeowners, and small business insurance. Auto insurers’ claims costs have been rising due to more frequent and more costly accidents. Progressive reacted very quickly to these trends by raising prices, which slowed policy growth but helped grow profit margins in their insurance operations. Furthermore, higher interest rates mean that they should earn more interest income on the premiums collected and held for potential claims payments (also known as “float”).

Our top three detractors from performance in 2022 were CarMax (KMX), Brookfield Asset Management (BN/BAM), and Zebra Technologies (ZBRA).

●	CarMax is the largest used car retailer in America. Several factors weighed on KMX’s performance this year. First, a lack of availability of new cars drove used car prices to historically high levels. Higher prices, combined with rapidly rising interest rates, made consumers either unwilling or unable to purchase a (used) car. This headwind should moderate as slower demand leads to lower prices, which is already happening. A longer-term issue is that competitive dynamics have raised the cost of doing business and potentially diminished the profitability of the used car industry. Though competitor Carvana (not held in the portfolio) is struggling right now, it introduced the idea of a fully online used car transaction — from appraisal and trade of an old car to shopping, financing, and delivery of a new car. CarMax responded by building the infrastructure to match this capability, which is showing signs of success but has eaten into earnings. We believe CarMax’s omnichannel approach of giving consumers a choice between transacting in-store and online should be successful in the end.

●	Brookfield Asset Management is one of the largest and best-run alternative asset managers in our opinion, though less known than many of its publicly traded peers such as KKR and Blackstone (not held in the portfolio). Alternative asset managers, as a whole, performed relatively poorly this year. Most use a fair amount of debt when buying assets so higher interest rates mean higher deal costs. In addition, inflation, slower economic growth, and higher interest rates mean their portfolio companies are likely worth less. For sure, these factors are headwinds for Brookfield, but they are less affected than many of their peers for several reasons including less use of debt, assets that either are immune to or actually benefit from inflation, and a stronger balance sheet.

●	Zebra Technologies is a leading provider of barcode scanner and RFID systems (e.g., the scanner at the grocery store). However, the company faced several challenges this year including a slowing of capital expenditures by retailers, supply chain disruptions, setbacks in expansion of their distribution network, and elevated transportation costs. We believe most of these challenges are temporary and Zebra should continue to lead significant growth in global scanning and asset tracking applications over the coming years.

FAM VALUE FUND (Unaudited)

Portfolio Activity

By our standards, we were active in 2022. We initiated two new positions, sold out of five positions, and added to or trimmed a myriad of positions as volatility gave us opportunities to increase the quality and/or expected return of the fund in our estimation.

Purchases

The two new businesses we invested in were Booking Holdings (BKNG) and Burlington Stores (BURL). We refer you to our Semi-Annual Letter where both companies were profiled.

We added to several positions in the first half of 2022: Amphenol (APH), Analog Devices (ADI), Clarivate (CLVT), Fidelity Information Services (FIS), M&T Bank (MTB), Pinnacle Financial Partners (PNFP), SouthState Corporation (SSB), and Zebra Technologies (ZBRA). Our second half additions were small by comparison and limited to Analog Devices and Zebra Technologies.

Sales

Sales and trims were primarily executed to raise cash for what we thought were higher quality and/or better return opportunities.

Our full sales during the year were Broadridge Financial (BF), Genpact (G), Burlington Stores (BURL), NVR (NVR), and Clarivate (CLVT).

Position trims included Berkshire Hathaway (BRK.A), Brown & Brown (BRO), EOG Resources (EOG), IDEX Corporation (IEX), Illinois Tool Works (ITW), Markel Corporation (MKL), M&T Bank (MTB), AutoZone (AZO), and Black Knight (BKI).

In addition to these actions, in the fourth quarter two of our portfolio holdings spun off a portion of their operations into stand-alone, publicly traded companies. This added two more holdings, albeit small ones, to the Value Fund. The first was Fortune Brand Holdings (FBHS), which formed MasterBrand Cabinet (MBC) with its MasterCraft cabinet segment. MBC is now the largest stand-alone cabinet manufacturer in the United States. The remaining business was renamed Fortune Brands Innovation (FBIN) and is comprised of the plumbing, outdoor materials, and security divisions.

The second was Brookfield Asset Management’s (BAM) spinoff of 25% of its asset management division. The newly formed entity took the old name and ticker of BAM. And the former Brookfield Asset Management was renamed Brookfield Corporation (BN). At the close of the year, we continued to hold both newly formed businesses.

Closing Thoughts

We closed our Semi-Annual Letter with two causes for optimism:

1.	Prospective returns were likely to be better.

2.	Market volatility creates opportunity for investors with the right temperament.

Though the Value Fund is up more than 8% from that time and we have made many “tweaks” to the portfolio, we feel both are still applicable. To these, we would like to add a few more bright spots we have observed since we last wrote:

●	The rate of inflation is slowing in many areas.

●	Supply chains are healing.

●	Transportation costs are falling.

●	Job postings are getting easier to fill.

●	Individuals and institutions are acclimating to higher interest rates.

●	Capital is being deployed more thoughtfully.

FAM VALUE FUND (Unaudited)

Some of these are interrelated and some are evidence that the Fed’s medicine is starting to work. However, as Benjamin Franklin said, “There is such a thing as too much of a good thing.” If the Fed overcorrects, some of these pluses could become minuses.

One of our greatest sources of optimism, though, comes from having watched the people we have partnered with during the last three years. It is hard to overstate the challenges faced by American businesses during the pandemic and its aftermath. Almost without exception, our portfolio companies performed remarkably well under the circumstances in our opinion. This is largely because of creative, focused, and resilient people — from the CEO to the salesclerk — skillfully navigating the turbulent environment. The past three years have been an unrelenting test of our notion that we own strong, competitively advantaged businesses with fantastic leaders.

Thank you for investing with us in the FAM Value Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2021 TO 12/31/2022

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
EOG Resources	3.14%	1.28%
AutoZone	3.16%	0.69%
Progressive Corp.	1.91%	0.41%
Ross Stores	5.07%	0.33%
Markel Corp.	4.87%	0.29%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock perfor-mance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
CarMax	3.37%	-2.46%
Brookfield Corp.	5.30%	-2.16%
Zebra Technologies Corp.	2.79%	-1.86%
Brown & Brown	7.14%	-1.41%
Fidelity National Information Services	2.41%	-1.07%

Past performance does not indicate future results.

FAM VALUE FUND (Unaudited)

John D. Fox, CFA	Drew P. Wilson, CFA	Marc D. Roberts, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

**	All investing involves risk including the possible loss of principal. Before investing, carefully read the fund’s prospectus which includes investment objectives, risks, charges, expenses and other information about the fund. Please call us at 800-932-3271 or visit fenimoreasset.com for a prospectus or summary prospectus. Past performance and Morningstar ratings are not an indicator of a fund’s future returns.

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM VALUE FUND (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the Investor Shares of the FAM Value Fund since inception on January 2, 1987, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM VALUE FUND — Portfolio Data

December 31, 2022 (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2022

% OF
FAM VALUE FUND	NET ASSETS
CDW Corporation	6.9%
IDEX Corporation	6.8%
Brown & Brown, Inc.	6.6%
Ross Stores, Inc.	6.5%
Markel Corporation	4.9%
Illinois Tool Works, Inc.	3.9%
Air Products & Chemicals, Inc.	3.8%
Vulcan Materials Company	3.6%
Stryker Corporation	3.5%
Brookfield Corporation - Class A	3.5%
TOTAL NET ASSETS	$1,442,334,419

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2022

						Total Fund
					Since	Operating
	1 Year	3 Year	5 Year	10 Year	Inception	Expenses
						1.18%
						(gross)
						1.18%*
FAM Value Fund Investor Class*	(14.12)%	4.85%	7.10%	10.94%	10.15%	(net)
Russell Midcap Index	(17.32)%	5.88%	7.10%	10.96%	11.10%	N/A
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%	10.37%	N/A

*	Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.00% after fee waivers of (0.12)% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders, and fee waivers, the total annual operating expense as reported in the FAM Value Fund’s audited financial statements for the Investor Class is 1.18% and the Institutional Class is 0.99% after a fee waiver of (0.15%) as of December 31, 2022. The Advisor has contractually agreed, until May 1, 2023, to waive fees and/ or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

FAM VALUE FUND (Unaudited)

Important Disclosures:

Past performance is not indicative of future results, current perfor-mance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM VALUE FUND — Portfolio Data

December 31, 2022 (Unaudited)

COMPOSITION OF NET ASSETS
Machinery	13.8%
Insurance	13.7%
Electronic Equipment, Instruments & Components	12.6%
Specialty Retail	12.0%
Capital Markets	5.9%
Banks	4.2%
Semiconductors & Semiconductor Equipment	4.0%
Money Market Funds	3.9%
Chemicals	3.8%
Construction Materials	3.6%
IT Services	3.6%
Health Care Equipment & Supplies	3.5%
Diversified Financial Services	3.2%
Trading Companies & Distributors	2.6%
Multi-Line Retail	2.5%
Containers & Packaging	2.3%
Oil, Gas & Consumable Fuels	2.3%
Hotels, Restaurants & Leisure	1.6%
Building Products	0.9%
Other	(0.0%)(a)

(a)	Percentage rounds to less than 0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS — 96.1%
Banks — 4.2%
M&T Bank Corporation	168,870	$24,496,282
Pinnacle Financial Partners, Inc.	120,500	8,844,700
SouthState Corporation	364,610	27,841,620
		61,182,602
Building Products — 0.9%
Fortune Brands Home & Security, Inc.	200,000	11,422,000
MasterBrand, Inc. (a)	200,000	1,510,000
		12,932,000
Capital Markets — 5.9%
Brookfield Asset Management Ltd. - Class A (a)	397,940	11,408,940
Brookfield Corporation - Class A	1,591,760	50,076,770
T. Rowe Price Group, Inc.	214,390	23,381,373
		84,867,083
Chemicals — 3.8%
Air Products & Chemicals, Inc.	175,500	54,099,630
Construction Materials — 3.6%
Vulcan Materials Company	297,930	52,170,522
Containers & Packaging — 2.3%
Avery Dennison Corporation	187,000	33,847,000
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc. - Class A (a)	98	45,933,678
Electronic Equipment, Instruments & Components — 12.6%
Amphenol Corporation - Class A	475,240	36,184,773
CDW Corporation	558,200	99,683,356
Zebra Technologies Corporation - Class A (a)	179,460	46,015,339
		181,883,468
Health Care Equipment & Supplies — 3.5%
Stryker Corporation	208,000	50,853,920
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc. (a)	11,350	22,873,428
Insurance — 13.7%
Brown & Brown, Inc.	1,679,392	95,674,962
Markel Corporation (a)	53,850	70,946,837
Progressive Corporation (The)	240,000	31,130,400
		197,752,199
IT Services — 3.6%
Black Knight, Inc. (a)	399,041	24,640,782
Fidelity National Information Services, Inc.	402,400	27,302,840
		51,943,622

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued

December 31, 2022

	Shares	Value
COMMON STOCKS — 96.1% (Continued)
Machinery — 13.8%
Graco, Inc.	670,180	$45,076,307
IDEX Corporation	431,530	98,531,245
Illinois Tool Works, Inc.	254,560	56,079,568
		199,687,120
Multi-Line Retail — 2.5%
Dollar General Corporation	146,300	36,026,375
Oil, Gas & Consumable Fuels — 2.3%
EOG Resources, Inc.	256,500	33,221,880
Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices, Inc.	279,510	45,848,025
Microchip Technology, Inc.	160,000	11,240,000
		57,088,025
Specialty Retail — 12.0%
AutoZone, Inc. (a)	18,265	45,044,778
CarMax, Inc. (a)	559,944	34,094,990
Ross Stores, Inc.	810,688	94,096,556
		173,236,324
Trading Companies & Distributors — 2.6%
Fastenal Company	780,900	36,952,188

Total Common Stocks (Cost $508,873,379)		$1,386,551,064

MONEY MARKET FUNDS — 3.9%
Invesco Short-Term Investments Trust - Institutional Class, 4.20% (b) (Cost $55,914,560)	55,914,560	$55,914,560

Total Investments at Value — 100.0% (Cost $564,787,939)		$1,442,465,624

Liabilities in Excess of Other Assets — 0.0% (c)		(131,205)

Net Assets — 100.0%		$1,442,334,419

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2022.

(c)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND (Unaudited)

Letter to Shareholders

December 31, 2022

Dear Fellow Dividend Focus Fund Shareholder,

2022 Highlights1

The FAM Dividend Focus Fund (FAMEX) posted a return of -13.42% for the year, 3.90% better than the Russell Midcap Index (FAMEX’s benchmark) which finished at -17.32%.

Earnings for portfolio companies are expected to increase by 10.0% for fiscal 2022.

Dividends from portfolio companies increased by 12.6% for the year.

The FAM Dividend Focus Fund (“the Fund”) focuses on investing in companies that pay a growing dividend over time. We invest in businesses that are primarily in the mid-cap spectrum as they tend to grow faster than larger capitalization corporations. Our research team strives to generate investment returns with lower volatility and less risk than the overall market by investing in what we deem to be competitively advantaged businesses that generate strong cash flow and have modest and manageable debt. In other words, we like to purchase shares in companies that allow our investors and us to sleep well at night.

Performance

After strong performance for stocks in 2021, we were cautious about future return prospects given the worsening inflationary environment and expectation for higher interest rates to help cool economic growth. This played out in 2022 as stocks lost ground for the entire year.

The Fund was not immune to the market weakness; however, our holdings, which skew to the higher quality side of the spectrum in our view, held up significantly better than the overall market and our benchmark. Our holdings typically earn high returns on capital and pay dividends that grow in line with earnings. They have superior management teams, in our estimation, and have a long history of growing their businesses through economic cycles and stiff competition. We believe these attributes are the foundation upon which long-term returns are built.

The Fund declined -13.42% in 2022, which compares favorably to our benchmark, the Russell Midcap Index, which declined -17.32% for the same period. This outperformance is attributable to a few of our larger holdings that put up positive returns for the year. More importantly, the Fund also bested the benchmark over 3, 5, 10, and 15 years.2

Despite the environment worsening throughout the year from higher inflation, higher interest rates, and a weakening economy, 2022 earnings estimates for the Fund’s holdings actually increased by 2.0 percentage points since the beginning of the year.3 Said differently, while the economic outlook worsened, the profit our holdings were expected to generate in 2022 increased. We attribute this to strong execution of portfolio companies.

For example, IDEX Corporation (IEX), best known for high performance pumps as well as the fire and rescue tool the Jaws of Life, introduced components that are used in laser-based communication between communications satellites. Until this year, this type of satellite-to-satellite communication was done by radio wave. This is a step forward for the industry and IDEX is playing a key role by pushing their technology into new markets. As impressive as this development is in our opinion, many of our shareholders with a sweet tooth will be more impressed that 80% of the world’s chocolate production uses an IDEX pump.

[1]	FactSet as of 12/31/2022

[2]	FactSet as of 12/31/2022

[3]	FactSet as of 12/31/2022

FAM DIVIDEND FOCUS FUND (Unaudited)

Another example of strong execution is Jack Henry & Associates (JKHY), a fintech (financial technology) company that specializes in software for banks and credit unions as well as payments processing. The business has been taking share in the credit union market and they are the fastest growing company among the core processors. In August, they acquired Payrailz, which enhances their Payment-as-a-Service strategy by providing AI-enabled digital payments solutions that allow banks and credit unions to compete with industry disruptors.

Air Products & Chemicals (APD) is a yet another example of a business that is making things happen. This industrial gas company generates more cash than it needs to run its operation. Management embarked on a strategy of taking this excess cash and investing it in large projects around the world such as coal gasification, carbon capture and sequestration, and hydrogen production. Today, Air Products is the largest producer of hydrogen in the world and is directing tremendous amounts of capital toward green hydrogen which uses wind, solar, and hydro as the energy source for producing the hydrogen. APD is being rewarded with contracts in Saudi Arabia, Texas, New York, and Alberta Canada. Once the facilities are completed, they will operate under long-term contracts.

These three examples show how our holdings are moving forward, even while the market and economy stagnate. This is the type of mindset that allows these businesses to be long-term compounders of capital.

Dividends

The overarching strategy of the Fund is to invest in companies that pay a dividend and consistently increase that dividend over time. We believe dividend growth is important because only businesses that are growing their cash flow are able to consistently grow their dividends. We favor investing in businesses that are growing their dividends quickly because it means the underlying operation is expanding. It also means that they are generating more cash than needed to reinvest back into the business. These growing dividends contribute to the total return of the investment.

Over the last five years, the average annual growth rate of dividends paid by our holdings is 12.0% annualized. Over the last 12 months, the average growth in dividends was 12.6%. The largest dividend increases were by Microchip Technology (MCHP), which increased their dividend by 41.4%, and Entegris (ENTG) and Pool Corporation (POOL), which increased their dividends by 25.0%. Cintas Corporation (CTAS) increased their dividend by 21.1% and CDW Corporation (CDW) increased by 18.0%.4 Every holding, except one, paid a higher dividend in 2022 than the year prior.

Portfolio Activity

While our portfolio activity picked up a little bit in 2022, our overall turnover remained quite low. We continue to be very happy with the Fund’s holdings.

Purchases

We took advantage of the increase in market volatility to increase positions in some of our existing names while also investing in two new companies, Watsco (WSO) and Amphenol Corporation (APH).

We initiated a position in Watsco, a market-leading HVAC distributor primarily in the sunbelt states. Watsco experienced robust demand over the last two years, and we believe they remain well-positioned to benefit from secular tailwinds including higher energy efficiency standards, refrigerant changes, demand for improved indoor air quality, and growing electrification of heating and cooling equipment.

Our other new position was Amphenol, a designer and manufacturer of electrical connectors and sensors, or solutions that help transmit power and signals. Amphenol generates industry leading returns, and we believe it has a long runway for continued growth given tailwinds from the ongoing “electronification” of the world (e.g., electric vehicles and increasing bandwidth needs) and fantastic mergers and acquisitions capabilities.

[4]	FactSet as of 12/31/2022

FAM DIVIDEND FOCUS FUND (Unaudited)

The other additions during the year were in label and tag maker Avery Dennison (AVY), business process outsourcer Genpact (G), replacement aircraft parts manufacturer HEICO (HEI.A), and payroll processor Paychex (PAYX).

Sales

We also exited two positions. The first was data center Digital Realty (DLR), which we believed would be negatively impacted by rising interest rates and struggle with growing customer concentration among large technology titans — namely Google, Amazon, Facebook, and Microsoft. The other sale was our small position in Graco (GGG), a maker of industrial spraying equipment. We did not have reservations about GGG as we did DLR, but rather looked to concentrate capital in other names.

We also trimmed our position in First Hawaiian Bank (FHB), a regional bank in Hawaii. Like GGG, we used the proceeds to help fund purchases.

Closing Thoughts

We are optimistic over the long term. We believe the companies in the Fund should be able to continue their growth which should lead to higher dividends to shareholders. In short, the “compounders” should continue to compound.

In the near term, however, the picture is murkier. We will likely experience more turbulence in the market. While this may be uncomfortable for investors, it has historically provided the Fund managers great purchasing opportunities. We have cash at the ready to invest in what we believe are additional quality companies or to add to existing quality holdings.

As always, we will continue to work diligently on your behalf.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2021 TO 12/31/2022

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Arthur J. Gallagher & Co.	7.01%	0.98%
Air Products and Chemicals	4.71%	0.32%
Jack Henry & Associates	3.91%	0.27%
Ross Stores	3.93%	0.19%
Cintas Corp.	2.38%	0.18%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Entegris	4.55%	-3.27%
Pool Corp.	3.65%	-2.31%
Broadridge Financial Solutions	4.26%	-1.13%
Fastenal Company	3.23%	-0.87%
Microchip Technology	5.05%	-0.86%

Past performance does not indicate future results.

FAM DIVIDEND FOCUS FUND (Unaudited)

Paul Hogan, CFA	William Preston, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

**	All investing involves risk including the possible loss of principal. Before investing, carefully read the fund’s prospectus which includes investment objectives, risks, charges, expenses and other information about the fund. Please call us at 800-932-3271 or visit fenimoreasset.com for a prospectus or summary prospectus. Past performance and Morningstar ratings are not an indicator of a fund’s future returns.

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM DIVIDEND FOCUS FUND (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Dividend Focus Fund since inception on April 1, 1996, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard and Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard and Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM DIVIDEND FOCUS FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Dividend Focus Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM DIVIDEND FOCUS FUND (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2022

% OF
FAM DIVIDEND FOCUS FUND	NET ASSETS
Arthur J. Gallagher & Company	7.4%
CDW Corporation	6.9%
Trane Technologies plc	6.0%
Air Products & Chemcials, Inc.	5.7%
Microchip Technology, Inc.	5.2%
Ross Stores, Inc.	5.0%
Stryker Corporation	4.7%
Avery Dennison Corporation	4.1%
Genpact Ltd.	3.9%
Broadridge Financial Solutions, Inc.	3.8%
TOTAL NET ASSETS	$ 559,125,919

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2022

						Total Fund
					Since	Operating
	1Year	3 Year	5 Year	10 Year	Inception	Expenses
						1.22%
						(gross)
						1.22%*
FAM Dividend Focus Fund*	(13.42)%	7.16%	10.30%	12.00%	9.24%	(net)
Russell Midcap Index	(17.32)%	5.88%	7.10%	10.96%	9.92%	N/A
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%	8.91%	N/A

*	Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.23%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of December 31, 2022 is 1.22%. The Advisor has contractually agreed, until May 1, 2023, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.26%.

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Important Disclosures:

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not

FAM DIVIDEND FOCUS FUND (Unaudited)

realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM DIVIDEND FOCUS FUND — Portfolio Data

December 31, 2022 (Unaudited)

COMPOSITION OF NET ASSETS
IT Services	14.8%
Insurance	10.7%
Semiconductors & Semiconductor Equipment	8.2%
Electronic Equipment, Instruments & Components	8.0%
Health Care Equipment & Supplies	6.6%
Building Products	6.0%
Chemicals	5.7%
Specialty Retail	5.0%
Money Market Funds	4.6%
Containers & Packaging	4.1%
Trading Companies & Distributors	3.9%
Commercial Support Services	3.5%
Machinery	3.3%
Construction Materials	3.2%
Aerospace & Defense	3.0%
Distributors	2.9%
Commercial Services & Supplies	2.7%
Industrial Conglomerates	1.6%
Banks	1.1%
Capital Markets	0.6%
Food Products	0.5%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS — 95.4%
Aerospace & Defense — 3.0%
HEICO Corporation - Class A	139,305	$16,695,704
Banks — 1.1%
First Hawaiian, Inc.	226,000	5,885,040
Building Products — 6.0%
Trane Technologies plc	200,300	33,668,427
Capital Markets — 0.6%
T. Rowe Price Group, Inc.	32,400	3,533,544
Chemicals — 5.7%
Air Products & Chemicals, Inc.	103,350	31,858,671
Commercial Services & Supplies — 2.7%
Cintas Corporation	33,220	15,002,816
Commercial Support Services — 3.5%
Republic Services, Inc.	152,890	19,721,281
Construction Materials — 3.2%
Vulcan Materials Company	102,830	18,006,562
Containers & Packaging — 4.1%
Avery Dennison Corporation	125,500	22,715,500
Distributors — 2.9%
Pool Corporation	53,900	16,295,587
Electronic Equipment, Instruments & Components — 8.0%
Amphenol Corporation - Class A	75,251	5,729,611
CDW Corporation	217,000	38,751,860
		44,481,471
Food Products — 0.5%
McCormick & Company, Inc.	36,700	3,042,063
Health Care Equipment & Supplies — 6.6%
STERIS plc	57,845	10,683,393
Stryker Corporation	107,000	26,160,430
		36,843,823
Industrial Conglomerates — 1.6%
Roper Technologies, Inc.	20,000	8,641,800
Insurance — 10.7%
Arthur J. Gallagher & Company	219,000	41,290,260
Hanover Insurance Group, Inc. (The)	137,200	18,539,836
		59,830,096
IT Services — 14.8%
Broadridge Financial Solutions, Inc.	159,400	21,380,322
Genpact Ltd.	473,000	21,909,360
Jack Henry & Associates, Inc.	112,300	19,715,388
Paychex, Inc.	173,080	20,001,125
		83,006,195

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued

December 31, 2022

	Shares	Value
COMMON STOCKS — 95.4% (Continued)
Machinery — 3.3%
IDEX Corporation	81,174	$18,534,460
Semiconductors & Semiconductor Equipment — 8.2%
Entegris, Inc.	253,000	16,594,270
Microchip Technology, Inc.	414,920	29,148,130
		45,742,400
Specialty Retail — 5.0%
Ross Stores, Inc.	240,026	27,859,818
Trading Companies & Distributors — 3.9%
Fastenal Company	349,000	16,514,680
Watsco, Inc.	21,720	5,416,968
		21,931,648

Total Common Stocks (Cost $296,243,773)		$533,296,906

MONEY MARKET FUNDS — 4.6%
Invesco Short-Term Investments Trust - Institutional Class, 4.20% (a) (Cost $25,779,885)	25,779,885	$25,779,885

Total Investments at Value — 100.0% (Cost $322,023,658)		$559,076,791

Other Assets in Excess of Liabilities — 0.0% (b)		49,128

Net Assets — 100.0%		$559,125,919

(a)	The rate shown is the 7-day effective yield as of December 31, 2022.

(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM SMALL CAP FUND (Unaudited)

Letter to Shareholders

December 31, 2022

Dear Fellow Small Cap Fund Shareholder,

For 2022, the FAM Small Cap Fund (FAMFX) declined -12.42%. In comparison, the Russell 2000 Index (the benchmark we use for performance comparisons) fell -20.44%. Since its inception on March 1, 2012, the Small Cap Fund returned 10.34% versus the Russell 2000’s 8.83%.1

Our team focuses exclusively on what we consider to be quality companies with strong leadership and a solid financial position. These businesses usually have some competitive advantage which allows them to be more profitable and/or grow faster than their peers. Furthermore, we want to invest in these potential jewels at reasonable, if not attractive, valuations. This typically means that the business is “under a cloud” (i.e., temporarily stumbling) or “under a rock” (i.e., unknown by many investors) at the time of purchase. Our hope is that if we get all this right, then our holdings should be larger and more profitable in the future. This in turn should lead to healthy returns.

Owning quality businesses for the long term, with the occasional adjustment, continued to be our game plan in 2022.

We believe that our quality/value approach aided our relative performance in 2022. In periods when aggressive speculation abates, we tend to outperform as we did this year. This is, in our opinion, simply because we were not “rolling the dice” on companies that promised a bright future while losing vast amounts of money. A few high-risk enterprises may pull this off and eventually turn profitable and grow into wonderful operations; however, the majority will probably learn that it is much easier to make a promise than build a business. Many of these unprofitable companies are seeing lower revenues and thus greater losses. Their investors are increasingly unwilling to provide capital to finance those losses and, with lower stock prices, employees with worthless stock options are asking for higher cash compensation. While we seek growing businesses, our holdings tend to produce nice profits and generate plenty of cash while not being dependent on the capital markets to finance their growth.

Similarly, when there are signs of economic weakness and concerns that a recession is coming, stocks of weaker businesses tend to decline more than the indices. While the best company in an industry might struggle during a downturn, the weaker players often fail or are so damaged they emerge from the downturn even further behind. Our quality/value approach tends to keep us invested in what we deem to be the strongest companies that are best suited to handle a downturn.

The other aspect of our quality/value approach is that we love a good bargain. In periods of economic weakness and declining stock prices, we often find interesting opportunities to upgrade the portfolio.

Portfolio Activity

Like past years, we began the year with what we thought was a fine collection of quality businesses run by impressive leadership teams. But, as always, we kept digging — both retesting our conclusions and looking for opportunities to improve the portfolio.

Sales

We trimmed seven positions in 2022. With four of those trims, we thought the valuations were high enough that selling a few shares made sense while still retaining the bulk of our position. Additionally, we sold some shares of three positions late in the year to reduce our tax bill.

We also exited five positions completely.

[1]	FactSet as of 12/31/2022

FAM SMALL CAP FUND (Unaudited)

We sold our position in Cambridge Bancorp (CATC) and used most of the proceeds to add to our position in Home Bancshares (HOMB). While we admire Cambridge greatly, we believe that Home has a bright future and elected to concentrate on them.

For many years Monro (MNRO) was an excellent operator of automotive repair shops in our view, but unfortunately their glory days seem to be behind them. After a few frustrating years of waiting for them to return execution back to previous levels, we decided to move on.

We also closed out our position in U.S. Physical Therapy (USPH) and reinvested the proceeds into FirstService Corporation (FSV). This was a difficult decision as we really admire USPH and their leadership who excelled even while regularly facing reimbursement cuts from the government. Ultimately, we think the future is brighter as an investor in FirstService (please see “Purchases”).

OneSpaWorld Holdings (OSW) proved to be an unfortunate investment for us. We purchased our first shares weeks before COVID-19 hit, which was bad news for this operator of cruise ship spas. The stock declined so dramatically that we elected to maintain our position and wait for better days. While OSW certainly made significant progress and is possibly on the cusp of a return to old levels of profitability, they increased their borrowings considerably during the pandemic. Consequently, when it became clear that a recession was quite possible and that it could be challenging for them to handle it given their debt levels, we elected to sell our shares.

Ryan Specialty Holdings (RYAN), a quite successful investment for us in our opinion, was also sold. The valuation was uncomfortably high and it was increasingly more of a mid-cap stock and a bit out of place for a small-cap fund. Additionally, we believed we could reinvest the proceeds well, including adding to our new position in SiteOne Landscape Supply (SITE) (please see “Purchases”).

Purchases

As usual, the most straightforward opportunities were to purchase additional shares in businesses we already own. In virtually every case, we have spent years studying these companies — which put us in what we believed was a good position to take advantage of opportunities. In 2022, we added to our positions in nine companies.

Additionally, we took advantage of falling prices to establish new positions in Hagerty (HGTY), FirstService Corporation (FSV), Floor & Decor (FND), and SiteOne Landscape Supply (SITE). With the exception of Hagerty, the other three investments had depressed stock prices explained at least in part due to fears that a housing slowdown would pressure earnings. While a cyclical slowdown in housing and remodeling is likely, we believed that the stock prices more than reflected this risk and should do well from here, especially over the mid to long term.

We built a position in Hagerty, which is the largest provider of auto insurance for collectible automobiles including antiques, exotic super cars, and muscle cars. From our viewpoint, Hagerty has several advantages over competitors including extensive valuation data, a highly specialized claims adjusting network, selling agreements with several major standard auto insurers, and a collection of related businesses (such as running major auto shows and auctions that improve the customer experience).

Hagerty makes most of their money from managing the insurance program for a commission and then shares in the insurance risk (and usually profits) with Markel Corporation (MKL), a longtime holding in the FAM Value Fund. Markel is also a significant owner of Hagerty shares. Currently, Hagerty is spending considerable time and money setting up an integrated technology referral system with State Farm (not a portfolio holding). While this should add materially to profitability as State Farm’s collector car policies move to Hagerty, for now it is obscuring their earnings power. Our thesis is that Hagerty should be able to keep pressing their advantages, grow market share, and produce higher profits over the long term.

FAM SMALL CAP FUND (Unaudited)

After years of studying and waiting for the right opportunity, we finally purchased shares in FirstService after the stock price declined significantly. FirstService has two divisions. FirstService Residential is the largest manager of condo and homeowners’ associations in North America. They collect the rent, staff the offices, manage the grounds, and take care of a litany of back-office functions for a fee. Size gives them advantages over their smaller competitors. The second division, FirstService Brands, houses a collection of service businesses including two major restoration brands (e.g., repairs after a fire or flood) and home service brands like California Closets and CertaPro Painters.

FirstService is a fairly asset-light operation that generates considerable free cash flow, which historically management reinvests through acquisitions of small players to build up their brands. Colliers International Group (CIGI), another holding in the portfolio, was incubated at FirstService before being spun off as a separate company in 2015. Inflation and labor shortages hurt FirstService’s profits in 2022, but less so as the year went on. Additionally, there is a concern that homeowners will spend less on remodeling in 2023, which would hurt units like California Closets. All of the above is likely why the stock price declined significantly giving us this opportunity.

Long-term shareholders may remember that we purchased shares in Floor & Decor Holdings in 2019 and 2020, later selling our position in 2021 for a nice gain in our opinion. At the time, the price advanced enough that we could no longer view it as a small business so it fell outside of our targeted universe. However, the stock price fell again in 2022, in part due to fear of a slowdown in housing. At the lower price, we believed it was once more at an attractive valuation and a “small-cap” company, so we re-established a position. We are big fans and pleased to be investors again.

The thesis for Floor & Decor has not changed and now they are further along in executing their plan. They simply have a better mousetrap in our opinion, with much more selection and/or better prices than the small “mom-and-pop” retailers and large home improvement store chains. While inflation, higher interest rates, and potentially slowing demand could all impact near-term results, we believe the long-term potential remains outstanding. Floor & Decor should be able to keep opening new stores and grow market share for many years.

Our final new investment of the year was SiteOne Landscape Supply, the nation’s largest distributor of landscaping materials. Primarily, they sell plants, stones, irrigation systems, lawn chemicals, and more to professional landscapers. Size and a keen focus on execution are their advantages in our view. SiteOne routinely purchases small, usually one-location competitors and improves them over time by implementing their systems and harnessing their larger buying power.

SiteOne’s stock price fell significantly from its peak in late 2021 over fears of a slowdown. This gave us the opportunity to purchase shares at what we believed was an attractive level. While landscaping spending could certainly slow, a significant portion of their sales are tied to more recurring activities such as traditional maintenance, so they should be able to power through any temporary downturn.

Closing Thoughts

Obviously, 2022 was a year with plenty of things to worry about, including inflation, rising interest rates, and the war in Ukraine. Investors don’t like fear.

Currently, we see definite signs that higher interest rates are dramatically impacting the most sensitive areas of the economy, such as homes and automobiles where a consumer typically needs to borrow money to make a purchase. This weakness will likely spread to other parts of the economy over time.

Also, on the falling inflation side of the ledger, businesses are responding to the inflationary pressures that came from supply-chain issues. Many moved some of their supply chain closer to home and added capacity in warehouses and freight moving equipment, all of which is helping to alleviate bottlenecks and lower inflation.

FAM SMALL CAP FUND (Unaudited)

However, we are still seeing considerable inflation in many areas such as wages and housing. As a result, the Federal Reserve and other central banks are likely to continue raising interest rates until overall inflation rates decelerate more meaningfully.

For now, we are watching this tug of war, waiting to see when inflation is clearly on the retreat. We have no doubt that the Federal Reserve will beat back inflation, as they always have in the past. However, economic conditions, and thus corporate earnings, could easily get worse before rebounding. With stock prices down considerably, this may already be “priced in.”

Rather than make guesses about difficult to predict near-term conditions, our plan is to keep following our quality/value investing process. We want to own shares in 25 to 30 companies that we believe can post better-than-average stock performance over the medium to long term. To do this, we must keep studying our holdings, regularly confirming our thesis on each firm.

Simultaneously, we continue to learn about potential new investments. Occasionally, we take advantage of what we think are quality, mispriced securities and make purchases. Hopefully, by carefully studying a limited number of excellent enterprises, we can make the right portfolio decisions that lead to impressive long-term results.

Thank you for investing with us and for your ongoing trust. We will continue to work diligently on your behalf.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2021 TO 12/31/2022

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
ExlService Holdings	7.11%	1.19%
CBIZ	6.48%	1.10%
Paya Holdings	2.33%	0.78%
Cass Information Systems	2.68%	0.56%
Hostess Brands	4.21%	0.45%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock per-formance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Carriage Services	3.30%	-2.80%
Colliers International Group	4.74%	-2.17%
Dream Finders Homes	2.07%	-1.60%
Frontdoor	2.70%	-1.48%
Choice Hotels International	4.18%	-1.37%

Past performance does not indicate future results.

Andrew F. Boord	Kevin D. Gioia, CFA
Portfolio Manager	Portfolio Manager

FAM SMALL CAP FUND (Unaudited)

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter most recent quarter.

**	All investing involves risk including the possible loss of principal. Before investing, carefully read the fund’s prospectus which includes investment objectives, risks, charges, expenses and other information about the fund. Please call us at 800-932-3271 or visit fenimoreasset.com for a prospectus or summary prospectus. Past performance and Morningstar ratings are not an indicator of a fund’s future returns.

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM SMALL CAP FUND (Unaudited)

The chart below depicts the change in the value of a $10,000 investment in the Investor Shares of the FAM Small Cap Fund, since inception on March 1, 2012 as compared with the growth of the Russell 2000 Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Small Cap Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM SMALL CAP FUND (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2022

% OF
FAM SMALL CAP FUND	NET ASSETS
ExlService Holdings, Inc.	7.5%
CBIZ, Inc.	7.1%
Trisura Group, Ltd.	5.0%
Pinnacle Financial Partners, Inc.	4.3%
Hostess Brands, Inc.	4.1%
Colliers International Group, Inc.	4.1%
Chemed Corporation	4.0%
Choice Hotels International, Inc.	3.8%
Landstar System, Inc.	3.7%
Boston Omaha Corporation	3.7%
TOTAL NET ASSETS	$ 287,042,013

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2022

						Total Fund
					Since	Operating
	1 Year	3 Year	5 Year	10 Year	Inception	Expenses
						1.25%
						(gross)
						1.25%*
FAM Small Cap Fund Investor Class*	(12.42)%	7.19%	7.21%	10.16%	10.34%	(net)
Russell 2000 Index	(20.44)%	3.10%	4.13%	9.01%	8.83%	N/A
S&P 500 Index	(18.11)%	7.66%	9.42%	12.56%	12.12%	N/A

*	Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.27% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.16% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders and fee waivers, the total annual operating expense as reported in the FAM Small Cap Fund’s audited financial statements for the Investor Class is 1.25% and the Institutional Class is 1.15% as of December 31, 2022. The Advisor has contractually agreed, until May 1, 2023, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

FAM SMALL CAP FUND (Unaudited)

Important Disclosures:

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM SMALL CAP FUND — Portfolio Data

December 31, 2022 (Unaudited)

COMPOSITION OF NET ASSETS
Banks	10.8%
IT Services	10.8%
Food Products	7.5%
Real Estate Management & Development	7.2%
Insurance	7.1%
Professional Services	7.1%
Software	5.6%
Specialty Retail	4.8%
Money Market Funds	4.7%
Diversified Consumer Services	4.2%
Health Care Facilities & Services	4.0%
Hotels, Restaurants & Leisure	3.8%
Media	3.7%
Road & Rail	3.7%
Gas Utilities	3.2%
Machinery	2.9%
Trading, Companies& Distributors	2.9%
Multi-Line Retail	2.5%
Asset Management	2.2%
Real Estate Owners & Developers	1.3%
Other	(0.0%)(a)

(a)	Percentage rounds to less than 0.01%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS — 95.3%
Asset Management — 2.2%
Paya Holdings, Inc. (a)	815,937	$6,421,424
Banks — 10.8%
Home BancShares, Inc.	412,135	9,392,557
Pinnacle Financial Partners, Inc.	168,000	12,331,200
SouthState Corporation	121,606	9,285,834
		31,009,591
Diversified Consumer Services — 4.2%
Carriage Services, Inc.	249,000	6,857,460
Frontdoor, Inc. (a)	249,205	5,183,464
		12,040,924
Food Products — 7.5%
Hostess Brands, Inc. (a)	527,862	11,845,223
Nomad Foods Ltd. (a)	554,010	9,551,133
		21,396,356
Gas Utilities — 3.2%
Brookfield Infrastructure Corporation - Class A	236,415	9,196,544
Health Care Facilities & Services — 4.0%
Chemed Corporation	22,655	11,563,792
Hotels, Restaurants & Leisure — 3.8%
Choice Hotels International, Inc.	97,000	10,926,080
Insurance — 7.1%
Hagerty, Inc. - Class A (a)	729,259	6,133,068
Trisura Group Ltd. (a)	428,480	14,322,196
		20,455,264
IT Services — 10.8%
Cass Information Systems, Inc.	206,145	9,445,564
ExlService Holdings, Inc. (a)	126,894	21,499,650
		30,945,214
Machinery — 2.9%
Franklin Electric Company, Inc.	104,500	8,333,875
Media — 3.7%
Boston Omaha Corporation - Class A (a)	401,300	10,634,450
Multi-Line Retail — 2.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	150,550	7,051,762
Professional Services — 7.1%
CBIZ, Inc. (a)	433,227	20,296,685
Real Estate Management & Development — 7.2%
Colliers International Group, Inc.	128,511	11,828,152
FirstService Corporation	72,534	8,889,042
		20,717,194

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued

December 31, 2022

	Shares	Value
COMMON STOCKS — 95.3% (Continued)
Real Estate Owners & Developers — 1.3%
Dream Finders Homes, Inc. - Class A (a)	430,000	$3,723,800
Road & Rail — 3.7%
Landstar System, Inc.	65,700	10,702,530
Software — 5.6%
Descartes Systems Group, Inc. (The) (a)	101,200	7,048,580
SPS Commerce, Inc. (a)	69,800	8,964,414
		16,012,994
Specialty Retail — 4.8%
Floor & Decor Holdings, Inc. - Class A (a)	80,558	5,609,253
Penske Automotive Group, Inc.	72,319	8,311,623
		13,920,876
Trading Companies & Distributors — 2.9%
SiteOne Landscape Supply, Inc. (a)	70,614	8,284,434

Total Common Stocks (Cost $191,880,574)		$273,633,789

MONEY MARKET FUNDS — 4.7%
Invesco Short-Term Investments Trust - Institutional Class, 4.20% (b) (Cost $13,539,617)	13,539,617	$13,539,617

Total Investments at Value — 100.0% (Cost $205,420,191)		$287,173,406

Liabilities in Excess of Other Assets — 0.0% (c)		(131,393)

Net Assets — 100.0%		$287,042,013

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2022.

(c)	Percentage rounds to greater than (0.1%).

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	December 31, 2022

		FAM
	FAM	Dividend	FAM
	Value	Focus	Small Cap
	Fund	Fund	Fund
Assets
Investments in securities:
Investments in securities, at cost	$564,787,939	$322,023,658	$205,420,191
Investments in securities, at value	$1,442,465,624	$559,076,791	$287,173,406
Cash	189,419	134,201	72,343
Receivable for Fund shares sold	458,873	733,430	103,568
Dividends and interest receivable	1,131,577	560,545	102,048
Other assets	26,626	13,943	22,902
Total Assets	1,444,272,119	560,518,910	287,474,267
Liabilities
Payable for Fund shares redeemed	347,742	744,741	87,106
Accrued investment advisory fees	1,118,883	437,800	224,323
Accrued shareholder servicing and fund accounting fees	192,306	59,607	27,757
Accrued business management and administrative fees	160,447	94,335	43,491
Accrued expenses	118,322	56,508	49,577
Total Liabilities	1,937,700	1,392,991	432,254
Net Assets	$1,442,334,419	$559,125,919	$287,042,013
Net Assets Consist of:
Paid-in capital	$564,656,734	$322,072,786	$205,288,798
Distributable earnings	877,677,685	237,053,133	81,753,215
Net Assets	$1,442,334,419	$559,125,919	$287,042,013
Net asset value and offering price per share
Net assets - Investor Shares	$1,406,047,469	$559,125,919	$186,263,833
Net assets - Institutional Shares	$36,286,950	N/A	$100,778,180
Shares outstanding - Investor Shares	17,040,759	12,472,029	8,548,600
Shares outstanding - Institutional Shares	436,963	N/A	4,583,610
Net Asset Value, offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$82.51	$44.83	$21.79
Institutional Shares	$83.04	N/A	$21.99

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Year Ended December 31, 2022

		FAM
	FAM	Dividend	FAM
	Value	Focus	Small Cap
	Fund	Fund	Fund
Investment Income
Dividends	$20,059,167	$7,902,110	$2,231,007
Foreign witholding taxes on dividends	(136,311)	—	(60,770)
Total Investment Income	19,922,856	7,902,110	2,170,237
Expenses
Investment advisory fees (Note 2)	13,342,052	5,095,413	2,652,091
Shareholder servicing fees (Note 2)
Investor shares	1,264,027	325,380	124,952
Institutional shares	33	—	7,784
Fund accounting fees (Note 2)
Investor shares	1,007,458	395,603	133,219
Institutional shares	30,112	—	73,087
Shareholder administrative fees (Note 2)
Investor shares	672,677	595,108	187,853
Institutional shares	24,157	—	47,345
Business management fees (Note 2)	444,672	169,544	88,417
Legal fees	176,437	62,509	31,583
Custodian and bank servicing fees	125,519	52,828	32,711
Trustee’s fees and expenses	61,451	61,451	61,451
Registration and filing fees	50,286	41,972	51,758
Postage and supplies	3,821	1,707	935
Audit and tax service fees	38,129	19,453	19,550
Shareholder reporting expenses	60,002	36,584	21,367
Compliance services fees (Note 2)	20,000	20,000	20,000
Other	121,581	51,433	33,655
Total Expenses	17,442,414	6,928,985	3,587,758
Fee reductions by Advisor (Note 2)	(64,452)	—	—
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	4,826	—	—
Net Expenses	17,382,788	6,928,985	3,587,758
Net Investment Income (Loss)	2,540,068	973,125	(1,417,521)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	48,715,684	6,424,037	1,023,844
Net change in unrealized appreciation (depreciation) on investments	(295,666,679)	(97,334,004)	(40,610,580)
Net Realized and Unrealized Losses	(246,950,995)	(90,909,967)	(39,586,736)
Net Decrease in Net Assets From Operations	$(244,410,927)	$(89,936,842)	$(41,004,257)

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
Change in Net Assets
From Operations
Net investment income	$2,540,068	$360,990
Net realized gains on investments	48,715,684	82,514,852
Net change in unrealized appreciation (depreciation) on investments	(295,666,679)	277,880,003
Net increase (decrease) in net assets resulting from operations	(244,410,927)	360,755,845

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(49,929,802)	(80,247,978)
Distributable earnings - Institutional Shares	(1,360,511)	(2,627,864)
Return of capital - Investor Shares	—	(69,466)
Return of capital - Institutional Shares	—	(19,800)
Total distributions	(51,290,313)	(82,965,108)

Capital share transactions (Note 3)	3,976,597	28,392,172
Total increase (decrease) in net assets	(291,724,643)	306,182,909

Net Assets
Beginning of year	1,734,059,062	1,427,876,153
End of year	$1,442,334,419	$1,734,059,062

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Dividend Focus Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
Change in Net Assets
From Operations
Net investment income	$973,125	$132,401
Net realized gains on investments	6,424,037	8,713,945
Net change in unrealized appreciation (depreciation) on investments	(97,334,004)	123,838,205
Net increase (decrease) in net assets resulting from operations	(89,936,842)	132,684,551

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(7,537,372)	(8,714,167)

Capital share transactions (Note 3)	(7,625,011)	30,588,476
Total increase (decrease) in net assets	(105,099,225)	154,558,860

Net Assets
Beginning of year	664,225,144	509,666,284
End of year	$559,125,919	$664,225,144

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
Change in Net Assets
From Operations
Net investment loss	$(1,417,521)	$(1,469,896)
Net realized gains on investments	1,023,844	22,501,070
Net change in unrealized appreciation (depreciation) on investments	(40,610,580)	47,424,133
Net increase (decrease) in net assets resulting from operations	(41,004,257)	68,455,307

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(666,126)	(13,162,403)
Distributable earnings - Institutional Shares	(357,753)	(6,537,160)
Total distributions	(1,023,879)	(19,699,563)

Capital share transactions (Note 3)	11,068,998	26,495,512
Total increase (decrease) in net assets	(30,959,138)	75,251,256

Net Assets
Beginning of year	318,001,151	242,749,895
End of year	$287,042,013	$318,001,151

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares: Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Securities for which no sale was reported, over-the-counter securities, and securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Valuation Designee. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

On August 18, 2022, the Board approved, effective September 8, 2022, the Adviser as the fund’s valuation designee to be responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”) pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include

FAM FUNDS — Notes to Financial Statements

(a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of December 31, 2022:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,386,551,064	$—	$—	$1,386,551,064
Money Market Funds	55,914,560	—	—	55,914,560
Total	$1,442,465,624	$—	$—	$1,442,465,624

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$533,296,906	$—	$—	$533,296,906
Money Market Funds	25,779,885	—	—	25,779,885
Total	$559,076,791	$—	$—	$559,076,791

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$273,633,789	$—	$—	$273,633,789
Money Market Funds	13,539,617	—	—	13,539,617
Total	$287,173,406	$—	$—	$287,173,406

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended December 31, 2022.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income, if any, is accrued as earned, and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/ or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds

FAM FUNDS — Notes to Financial Statements

adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)	Share Valuation

The NAV per share of each Class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding.

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund, if applicable. Dividends from net investment income, if any, are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2022, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. The current tax year and all open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)	Allocation between Classes

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FAM FUNDS — Notes to Financial Statements

Note 2. Investment Advisory Fees and Other Transactions with Affiliates Investment Advisory Agreement

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets. During the year ended December 31, 2022, the Adviser earned $13,342,052, $5,095,413 and $2,652,091 of fees under the Investment Advisory Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively and earned $444,672, $169,544 and $88,417 of fees under the Business Management Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2023, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the year ended December 31, 2022, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $64,452. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the year ended December 31, 2022.

The Advisor may be reimbursed by the Funds for any fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. During the year ended December 31, 2022, FAM Value Fund recouped $4,826 of prior years’ investment advisory fee reductions. As of December 31, 2022, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2023	2024	2025	Total
FAM Value Fund	$104,548	$59,466	$64,452	$228,466

Shareholder Administration Services

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund; and pursuant

FAM FUNDS — Notes to Financial Statements

to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the year ended December 31, 2022, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund	$696,834
FAM Dividend Focus Fund	$595,108
FAM Small Cap Fund	$235,198

Shareholder Account Services

Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor, for the purpose of providing or procuring shareholder account services, with respect to the Investor Shares of the Funds, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund, and, pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Institutional Shares of the Funds, the Advisor receives a fee at the annual rate of 0.03% of the average daily net assets allocable to the Institutional Shares of each Fund. For the year ended December 31, 2022, shareholder account servicing fees incurred by the Funds to the Advisor were as follows:

FAM Value Fund	$1,264,060
FAM Dividend Focus Fund	$325,380
FAM Small Cap Fund	$132,736

Fund Accounting

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% of average daily net assets of each Fund’s Investor Shares and receives a fee at the annual rate of 0.07% of average daily net assets of each Fund ’s Institutional Shares. For the year ended December 31, 2022, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$1,037,570
FAM Dividend Focus Fund	$395,603
FAM Small Cap Fund	$206,306

Distribution Agreement

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Compliance

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the year ended December 31, 2022, the fee paid by each Fund for such services was $20,000.

Other

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, co-transfer agency services and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable.

FAM FUNDS — Notes to Financial Statements

Note 3. Shares of Beneficial Interest

At December 31, 2022, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

Transactions for each Fund are as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	495,656	$43,039,765	539,596	$51,034,133
Shares Issued on reinvestment
of distributions	565,216	46,879,075	768,108	76,273,169
Shares redeemed	(901,579)	(77,851,561)	(1,072,173)	(100,917,967)
Investor Share Transactions	159,293	12,067,279	235,531	$26,389,335
Institutional Shares
Shares Sold	58,755	$5,037,269	102,352	$9,766,826
Shares Issued on reinvestment
of distributions	13,130	1,095,957	17,300	1,728,423
Shares redeemed	(163,269)	(14,223,908)	(98,348)	(9,492,412)
Investor Share Transactions	(91,384)	$(8,090,682)	21,304	$2,002,837
Net increase from capital transactions	67,909	$3,976,597	256,835	$28,392,172

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	1,535,850	$70,703,802	2,184,195	$102,417,825
Shares Issued on reinvestment
of distributions	158,085	7,138,019	161,353	8,466,204
Shares redeemed	(1,878,946)	(85,466,832)	(1,723,129)	(80,295,553)
Net increase (decrease) from capital transactions	(185,011)	$(7,625,011)	622,419	$30,588,476

FAM FUNDS — Notes to Financial Statements

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	995,082	$22,600,828	968,886	$23,577,741
Shares Issued on reinvestment
of distributions	29,635	649,249	513,489	12,821,810
Shares redeemed	(1,028,897)	(23,152,451)	(884,413)	(21,600,392)
Investor Share Transactions	(4,180)	$97,626	597,962	$14,799,159
Institutional Shares
Shares Sold	1,094,540	$25,609,288	464,205	$11,379,228
Shares Issued on reinvestment
of distributions	13,392	296,047	221,026	5,563,223
Shares redeemed	(672,352)	(14,933,963)	(210,496)	(5,246,098)
Investor Share Transactions	435,580	$10,971,372	474,735	$11,696,353
Net increase from capital transactions	431,400	$11,068,998	1,072,697	$26,495,512

Note 4. Investment Transactions

During the year ended December 31, 2022, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$128,577,674	$177,614,469
FAM Dividend Focus Fund	22,941,112	32,810,055
FAM Small Cap Fund	46,751,489	43,817,451

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the years ended December 31, 2022 and 2021 was:

			FAM Dividend
	FAM Value Fund		Focus Fund		FAM Small Cap Fund
	2022	2021	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$2,573,934	$965,099	$1,200,728	$43,567	$—	$—
Long-term capital gains	48,716,379	81,910,743	6,336,644	8,670,600	1,023,879	19,699,563
Return of Capital	—	89,266	—	—	—	—
Total Distributions	$51,290,313	$82,965,108	$7,537,372	$8,714,167	$1,023,879	$19,699,563

FAM FUNDS — Notes to Financial Statements

The following information is computed on a tax basis for each item as of December 31, 2022:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of portfolio investments	$564,787,939	$322,023,658	$205,420,191
Gross unrealized appreciation	$912,410,951	$238,124,797	$94,024,819
Gross unrealized depreciation	(34,733,266)	(1,071,664)	(12,271,604)
Net unrealized appreciation	877,677,685	237,053,133	81,753,215
Distributable earnings	$877,677,685	$237,053,133	$81,753,215

Permanent book and tax differences, primarily attributable to net investment losses and recharacterization of distributions, resulted in the following reclassifications for the year ended December 31, 2022:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Paid-in capital	$(34,561)	$(8,031)	$(1,417,556)
Distributable earnings	34,561	8,031	1,417,556

Note 6. Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $60,000,000, and $30,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is still available through November 21, 2023, when any advances are to be repaid. During the year ended December 31, 2022, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund

Investor Shares

Per share information	Years Ended December 31,
(For a share outstanding
throughout each year)	2022	2021		2020	2019	2018
Net asset value, beginning of year	$99.58	$83.23		$80.83	$66.24	$73.52
Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.02		(0.06)	(0.02)	0.07
Net realized and unrealized gains (losses) on investments	(14.18)	21.30		5.53	20.11	(4.64)
Total from investment operations	(14.04)	21.32		5.47	20.09	(4.57)
Less distributions from:
Net investment income	(0.15)	(0.02)		—	—	(0.07)
Net realized gains	(2.88)	(4.95)		(3.07)	(5.50)	(2.64)
Return of Capital	—	(0.00	) (b)	—	—	—
Total distributions	(3.03)	(4.97)		(3.07)	(5.50)	(2.71)
Change in net asset value for the year	$(17.07)	$16.35		$2.40	$14.59	$(7.28)
Net asset value, end of year	$82.51	$99.58		$83.23	$80.83	$66.24
Total return(c)	(14.12%)	25.63%		6.82%	30.32%	(6.18%)
Ratios/supplementary data
Net assets, end of year (000)	$1,406,047	$1,681,118		$1,385,432	$1,377,473	$1,106,471
Ratios to average net assets of:
Expenses, total	1.18%	1.18%		1.19%	1.19%	1.19%
Expenses, net (includes fees reduced by Advisor)	1.18%	1.18%		1.18%	1.18%	1.18%
Net investment income (loss)	0.17%	0.02%		(0.08%)	(0.03%)	0.09%
Portfolio turnover rate	9%	6%		14%	7%	12%

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund

Institutional Shares

Per share information	Years Ended December 31,
(For a share outstanding
throughout each year)	2022	2021	2020	2019	2018
Net asset value, beginning of year	$100.20	$83.71	$81.12	$66.34	$73.64
Income (loss) from investment operations:
Net investment income(a)	0.30	0.20	0.09	0.13	0.21
Net realized and unrealized gains (losses) on investments	(14.27)	21.44	5.57	20.15	(4.65)
Total from investment operations	(13.97)	21.64	5.66	20.28	(4.44)
Less distributions from:
Net investment income	(0.31)	(0.16)	—	—	(0.22)
Net realized gains	(2.88)	(4.95)	(3.07)	(5.50)	(2.64)
Return of Capital	—	(0.04)	—	—	—
Total distributions	(3.19)	(5.15)	(3.07)	(5.50)	(2.86)
Change in net asset value for the year	$(17.16)	$16.49	$2.59	$14.78	$(7.30)
Net asset value, end of year	$83.04	$100.20	$83.71	$81.12	$66.34
Total return(b)	(13.96%)	25.86%	7.03%	30.57%	(6.00%)
Ratios/supplementary data
Net assets, end of year (000)	$36,287	$52,941	$42,444	$32,922	$25,933
Ratios to average net assets of:
Expenses, total	1.14%	1.11%	1.11%	1.11%	1.10%
Expenses, net (includes fees reduced by Advisor)	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	0.34%	0.21%	0.12%	0.16%	0.25%
Portfolio turnover rate	9%	6%	14%	7%	12%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Dividend Focus Fund

Investor Shares

Per share information	Years Ended December 31,
(For a share outstanding
throughout each year)	2022	2021	2020	2019	2018
Net asset value, beginning of year	$52.48	$42.35	$38.26	$29.73	$30.11
Income (loss) from investment operations:
Net investment income(a)	0.08	0.01	0.11	0.22	0.22
Net realized and unrealized gains (losses) on investments	(7.12)	10.82	4.90	9.45	(0.20)
Total from investment operations	(7.04)	10.83	5.01	9.67	0.02
Less distributions from:
Net investment income	(0.09)	—	(0.11)	(0.21)	(0.25)
Net realized gains	(0.52)	(0.70)	(0.80)	(0.93)	(0.15)
Return of Capital	—	—	(0.01)	—	—
Total distributions	(0.61)	(0.70)	(0.92)	(1.14)	(0.40)
Change in net asset value for the year	$(7.65)	$10.13	$4.09	$8.53	$(0.38)
Net asset value, end of year	$44.83	$52.48	$42.35	$38.26	$29.73
Total return(b)	(13.42%)	25.57%	13.20%	32.56%	0.06%
Ratios/supplementary data
Net assets, end of year (000)	$559,126	$664,225	$509,666	$454,617	$240,545
Ratios to average net assets of:
Expenses, total	1.22%	1.22%	1.24%	1.24%	1.23%
Net investment income	0.17%	0.02%	0.31%	0.61%	0.70%
Portfolio turnover rate	4%	4%	25%	10%	18%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund

Investor Shares

Per share information	Years Ended December 31,
(For a share outstanding
throughout each year)	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.97	$20.83	$18.92	$14.98	$18.21
Income (loss) from investment operations:
Net investment loss(a)	(0.12)	(0.13)	(0.09)	(0.09)	(0.06)
Net realized and unrealized gains (losses) on investments	(2.98)	5.90	2.00	4.12	(1.67)
Total from investment operations	(3.10)	5.77	1.91	4.03	(1.73)
Less distributions from:
Net realized gains	(0.08)	(1.63)	—	(0.09)	(1.50)
Change in net asset value for the year	$(3.18)	$4.14	$1.91	$3.94	$(3.23)
Net asset value, end of year	$21.79	$24.97	$20.83	$18.92	$14.98
Total return(b)	(12.42%)	27.72%	10.10%	26.89%	(9.37%)
Ratios/supplementary data
Net assets, end of year (000)	$186,264	$213,588	$165,727	$139,788	$111,156
Ratios to average net assets of:
Expenses, total	1.25%	1.26%	1.28%	1.28%	1.27%
Expenses, net (includes fees reduced/recouped by Advisor)	1.25%	1.26%	1.28%	1.28%	1.28%
Net investment loss	(0.52%)	(0.54%)	(0.55%)	(0.54%)	(0.33%)
Portfolio turnover rate	15%	23%	16%	15%	31%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund

Institutional Shares

Per share information	Years Ended December 31,
(For a share outstanding
throughout each year)	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.17	$20.97	$19.02	$15.04	$18.26
Income (loss) from investment operations:
Net investment loss(a)	(0.09)	(0.11)	(0.08)	(0.08)	(0.04)
Net realized and unrealized gains (losses) on investments	(3.01)	5.94	2.03	4.15	(1.68)
Total from investment operations	(3.10)	5.83	1.95	4.07	(1.72)
Less distributions from:
Net realized gains	(0.08)	(1.63)	—	(0.09)	(1.50)
Change in net asset value for the year	$(3.18)	$4.20	$1.95	$3.98	$(3.22)
Net asset value, end of year	$21.99	$25.17	$20.97	$19.02	$15.04
Total return(b)	(12.32%)	27.82%	10.25%	27.05%	(9.29%)
Ratios/supplementary data
Net assets, end of year (000)	$100,778	$104,413	$77,023	$61,170	$36,664
Ratios to average net assets of:
Expenses, total	1.15%	1.15%	1.18%	1.19%	1.16%
Expenses, net (includes fees reduced/recouped by Advisor)	1.15%	1.15%	1.18%	1.19%	1.17%
Net investment loss	(0.42%)	(0.43%)	(0.44%)	(0.45%)	(0.22%)
Portfolio turnover rate	15%	23%	16%	15%	31%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Fenimore Asset Management Trust

and the Shareholders of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund, each a series of shares of beneficial interest in Fenimore Asset Management Trust (the “Funds”), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Fenimore Asset Management Trust since 2007.

Philadelphia, Pennsylvania

February 27, 2023

FAM FUNDS — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (July 1, 2022) and held until the end of the period (December 31, 2022). The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data (Unaudited) Continued

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	07/01/2022	12/31/2022	Ratio	Period
FAM Value Fund
Investor Shares: Actual Return	$1,000.00	$1,082.80	1.18%	$6.19
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01

FAM Value Fund
Institutional Shares: Actual Return	$1,000.00	$1,083.70	0.99%	$5.20
Hypothetical 5% Return	$1,000.00	$1,020.21	0.99%	$5.04

FAM Dividend Focus Fund
Investor Shares: Actual Return	$1,000.00	$1,097.80	1.22%	$6.45
Hypothetical 5% Return	$1,000.00	$1,019.06	1.22%	$6.21

FAM Small Cap Fund
Investor Shares: Actual Return	$1,000.00	$1,038.40	1.25%	$6.42
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36

FAM Small Cap Fund
Institutional Shares: Actual Return	$1,000.00	$1,039.00	1.15%	$5.91
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85

*	Expense are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended December 31, 2022. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365).

FAM FUNDS — Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 1-800-932-3271.

Independent Trustees**

Name, Address, and Year of Birth	Position(s) Held With Trust and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Donald J. Boteler 384 North Grand St. Cobleskill, NY 12043 1948	Trustee since 2012	Retired Vice President of Operations & Continuing Education, Investment Company Institute	3	Parnassus Funds and Parnassus Income Funds

Yolanda P. Caldwell 384 North Grand St. Cobleskill, NY 12043 1969	Trustee since May 2022	Chief Diversity Officer, the College of Saint Rose (institution of higher learning) (November 2020 to present); Director of the Women’s Leadership Institute at the College of Saint Rose (October 2018 to present)	3	None

Denise V. Gonick 384 North Grand St. Cobleskill, NY 12043 1966	Trustee since 2019	Strategic Adviser (since 2020); President and Chief Executive Officer of MVP Health Care (2012 to 2019)	3	Chemung Financial Corporation

Paul A. Keller, CPA 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 2010; Chairman since 2019	Business Consultant; Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	3	Pacific Select Funds and the Pacific Funds

Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 1952	Trustee since 2007	Principal, Marvin and Company, P.C., certified public accounting firm	3	None

Kenneth R. Stoll 384 North Grand St. Cobleskill, NY 12043 1961	Trustee since 2019	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc.	3	None

FAM FUNDS — Information About Trustees and Officers (Unaudited)

Interested Trustee and Officers

Name, Address, and Year of Birth	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Thomas O. Putnam*** 384 North Grand St Cobleskill, NY 12043 1944	President since 1986; Chairman from 1986- November 2004	Executive Chairman, Fenimore Asset Management, Inc.	3	None

Officers

Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 1983	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016 Senior Manager - Ernst & Young, LLP	N/A	N/A

Brian Lutes 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since November 2017	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC	N/A	N/A

Maggie Bull 2 Easton Oval, Suite 300 Columbus, OH 43219 1965	Assistant Secretary since November 2017

Vice President, Senior

Managing Counsel, since

August 2022, Vice President,

Senior Legal Counsel

(February 2020 to August

2022); Senior Attorney (June

2017 to January 2020),

Ultimus Fund Solutions, LLC.

			N/A	N/A

Gweneth K. Gosselink 225 Pictoria Drive Suite 450 Cincinnati, OH 43246 1955	Chief Compliance Officer since February 2020

Senior Compliance Officer,

Ultimus Fund Solutions, LLC

(since December 2019); CCO

Consultant, GKG Consulting,

LLC (since December 2019);

Chief Operating Officer &

CCO, Miles Capital, Inc. (June

2013 to December 2019).

			N/A	N/A

†	Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.

*	“Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

**	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.

***	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment advisor, is considered an “interested person” of the Trust.

FAM FUNDS — Supplemental Information (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

SPECIAL 2022 TAX INFORMATION FOR FAM FUNDS

This information for the fiscal year ended December 31, 2022, is included pursuant to provisions of the Internal Revenue Code.

The Value Fund distributed $48,715,684, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Value Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

The Dividend Focus Fund distributed $6,336,644, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Dividend Focus Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

The Small Cap Fund distributed $1,023,844, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

FAM FUNDS — (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the approval of the continuation of each of the Investment Advisory Agreements between the Funds and the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Advisory Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew each of the Advisory Agreements between the Value Fund, the Dividend Focus Fund and the Small Cap Fund with the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board, including all of the Independent Trustees, engaged in a thorough review process in order to determine whether to approve the continuation of the Advisory Agreements with the Advisor. After receiving the materials that they had requested in order to assist them with their review, the Board had a preliminary meeting by video conference on November 4, 2022, with representatives of the Advisor in order to discuss the proposed approval of the continuation of the Advisory Agreements and to review the materials that had been presented. The Independent Trustees also met separately in connection with the contract renewal process in order to further consider and discuss the proposed approval of the Advisory Agreements.

The Board then met to consider the approval of the continuation of the Advisory Agreements at an in-person meeting of the Board held on November 17, 2022. Among the factors the Board considered was the overall performance of each of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on “value investing” which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as “growth investing”.

The Board also took into consideration the Advisor’s stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it has been beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds, and, when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and each of the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of each of the Funds since their inception. In connection with this, the Board took note of the successful succession process that was implemented by the Advisor with respect to the retirement of the Advisor’s founder and

FAM FUNDS — (Unaudited)

principal shareholder, Thomas Putnam, who had served as a portfolio manager for each of the Funds since their inception. The members of the Board considered that Mr. Putnam will continue serving as President and a Trustee of the Funds and as Executive Chair of the Advisor. The Board members further considered that the Advisor has retained and developed highly competent portfolio management teams and investment analysts to manage and oversee the investment operations of the Funds following Mr. Putnam’s retirement from active portfolio management responsibilities.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services, noting that they were of a high caliber.

In connection with these matters, the Board took notice of the fact that the Funds’ investment advisory fees are not subject to breakpoints on increased assets in the Funds. The Board also took note of the fact that there is no uniform set of guidelines within the mutual fund industry with respect to the application of breakpoints on fund assets, and they concluded that they will continue to evaluate the potential for the application of breakpoints in the future to the extent that assets in the Funds increase, at which time a determination can be made as to the potential appropriateness of implementing breakpoints.

The Board also observed that the Advisor has been willing to implement and maintain the effectiveness of the Expense Limitation Agreement for the Funds which is intended to limit the total overall operating expenses of the Funds.

In connection with the Board’s consideration of the approval of the continuation of the Business Management Agreement with the Advisor, the Board determined that the fees payable to the Advisor for the business management services that are currently provided by the Advisor to the Funds were reasonable and that the business management services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties. With respect to its review of matters in connection with the continuation of the Business Management Agreement, the Board took into consideration the fact that the Advisor has retained the services of Ultimus Fund Solutions, LLC (“Ultimus”), an independent third-party service provider to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Business Management Agreement, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the business management services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject business management services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Advisor has entered into Fund Accounting Services Agreements with the Funds pursuant to which the Advisor has agreed to either provide or procure certain fund accounting services for the Funds, and the Board reviewed the fees that are payable to the Advisor under the terms of the Fund Accounting Services Agreements and the Board determined that the fees payable to the Advisor for the fund accounting services provided by the Advisor were reasonable and that the fund accounting services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for fund accounting services. With respect to its review of matters in connection with the continuation of the Fund Accounting Services Agreements, the Board took into consideration the fact that the Advisor has retained the services of Ultimus to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Fund Accounting Services Agreements, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the fund accounting services that are being provided to the Funds in accordance with these arrangements. Following their review of these

FAM FUNDS — (Unaudited)

matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject fund accounting services for the Funds was in the best interest of the Funds and their shareholders.

The Board next considered that the Advisor has entered into Shareholder Account Services Agreements pursuant to which the Advisor has agreed to either provide or procure certain shareholder account services for the Funds and the Board reviewed the fees that are payable to the Advisor under the terms of the Shareholder Account Services Agreements and the Board determined that the fees payable to the Advisor for the shareholder account services to be provided or procured by the Advisor were reasonable and that the shareholder account services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for the shareholder account services. With respect to its review of matters in connection with the continuation of the Shareholder Account Services Agreements with the Advisor, the Board took into consideration the fact that the Advisor has retained its affiliate FAM Shareholder Services, Inc. (“FSS”), to provide certain of the subject shareholder account services, and the Board reviewed the fees that are payable to FSS by the Advisor under the contractual arrangements entered into between FSS and the Advisor, and the Board determined that the fees received by the Advisor and by FSS continue to be reasonable based upon the nature and quality of the services that are provided to the Funds by the Advisor and FSS for shareholder account services and that the shareholder account services provided by FSS continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by FSS for certain of the Fund’s shareholder account services.

The Board then further considered matters with respect to the arrangements that the Advisor has entered into with Ultimus pursuant to the terms of the Shareholder Account Services Agreements to receive certain co-transfer agency and related shareholder account services and the Board took into consideration the fee arrangements that the Advisor has entered into with Ultimus in connection with the co -transfer agency and related shareholder account services pursuant to which the Advisor pays certain fees to Ultimus for these services. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement that the Advisor has entered into with Ultimus for obtaining the specified co-transfer agency and related shareholder account services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., (“FSI”), and the Board reviewed the distribution-related services provided by FSI and they determined that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In connection with their consideration of the services provided to the Funds by FSI, the Board took into consideration that FSI does not receive any revenue or compensation from the Funds for the services that it provides to the Funds, and the Board further considered that the Advisor supports the ongoing operations of FSI from its own financial resources.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board further considered and discussed the manner in which the Advisor had calculated the profitability information that was provided to the Board members and they took into consideration the factors that had been relied upon by the Advisor when preparing the profitability analysis.

The Board also took note of the fact that the Advisor has previously used revenue sharing payments from its own financial resources to pay for all of the distribution-related costs incurred in connection with the marketing and sale of the Funds’ shares because the Funds are not subject to a Rule 12b -1 plan of distribution, and they further took note of the fact that the Advisor has continued its practice of using revenue sharing payments from its own financial resources to make payments to those financial intermediaries that provide certain types of distribution-related services to shareholders of each class of shares of the Funds. The

FAM FUNDS — (Unaudited)

members of the Board considered the profitability of the Advisor both before and after the impact of the marketing and distribution-related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

The Board reviewed the Advisor’s brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that while the Advisor does not have any express arrangements in place with respect to “soft dollar” arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services, the Advisor does receive research services from certain broker-dealers with which it executes securities transactions on behalf of the Funds which is done in a manner that is consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934. With respect to the Advisor’s brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds’ fees were reasonable when compared to the relevant circumstances of the types of accounts involved and the services provided and the different types of additional services that are required in connection with the management of regulated investment companies such as the Funds.

In connection with the Board’s consideration of the ways in which economies of scale are reflected with respect to the Advisory Agreements, the Board took note of the fact that the Advisor had agreed to continue the use of an Expense Limitation Agreement with respect to each Fund which provides for a limit on the total operating expenses of each Fund and each class of shares of each Fund through May 1, 2024. With respect to the Board’s approval of the continuation of the Expense Limitation Agreement between the Funds and the Advisor, the Board took into consideration that pursuant to the terms of the Expense Limitation Agreement, the Advisor may seek recoupment of fees and expenses that it had previously waived or reimbursed under certain circumstances provided that such recoupment does not result in a Fund incurring total operating expenses that are in excess of the amounts provided under the terms of the Expense Limitation Agreement with respect to each class of shares of the Funds.

The Board also took into consideration with respect to their review of the matters relating to economies of scale the manner in which the Advisor has continued to make substantial investments in those areas of its business operations and the business operations of its affiliates that directly support the ongoing operations of the Funds and their shareholders, including technology-related investments and personnel-related investments.

In connection with their consideration of the proposed continuation of the Advisory Agreements, the Trustees determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and that it maintains the appropriate level of financial, compliance and operational resources that are reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also concluded that the Advisor has made a significant entrepreneurial commitment to the management and operation of the Funds, which entails a significant financial and professional commitment.

Additionally, the Trustees considered the overall nature and extent of the risks incurred by the Advisor as a result of managing its own proprietary family of mutual funds, which risks include, but are not necessarily limited to, entrepreneurial risk, reputational risk, financial risk, litigation risk, regulatory risk and business risk.

FAM FUNDS — (Unaudited)

In reaching their conclusion with respect to the approval of the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of each of the Funds, and the level of expenses of the Funds, in addition to the Advisor’s willingness to enter into a contractual Expense Limitation Agreement in order to limit the overall operating expenses of each of the Funds and each class of shares of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the continuation of the Advisory Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds, as considered and approved at the meeting.

Rev. 12/2021

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    Transaction history and investment experience

●    Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

●    Call (800) 932-3271

●    Visit us online: www.famfunds.com

●    Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below ● Apply my choices only to me	Mark any/all you want to limit: ● Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM FUNDS PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

●    open an account

●    direct us to buy securities

●    direct us to sell your securities

●    make deposits or withdrawals from your account

●    tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes - information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Yolanda P. Caldwell

Denise V. Gonick

Paul A. Keller, CPA, Independent Chairman

Kevin J. McCoy, CPA

Thomas O. Putnam

Kenneth R. Stoll

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

Fenimore Asset Management, Inc.

Cobleskill, NY

Co–Transfer Agent

Ultimus Fund Solutions, LLC

Cincinnati, OH

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald J. Boteler, Paul A. Keller, Kevin J. McCoy and Kenneth R. Stoll are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $64,000 and $62,500 with respect to the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	All services to be performed for the Registrant by BBD, LLP must be pre-approved by the audit committee. With respect to the fiscal years ended December 31, 2022 and December 31, 2021, all services performed were pre-approved by the committee.

(e)(2)	100 percent of any fees for services described in each of paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2022 and December 31, 2021, aggregate non-audit fees of $12,500 and $12,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. With respect to the fiscal years ended December 31, 2022 and December 31, 2021, aggregate non-audit fees of $9,000 and $8,200, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated broker-dealer. With respect to the fiscal years ended December 31, 2022 and December 31, 2021, aggregate non-audit fees of $18,500 and $18,000, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated Private Offering-Limited Liability Company.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)        Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(2) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 6, 2023

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	March 6, 2023

* Print the name and title of each signing officer under his or her signature.